UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2026

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-33067	87-0398271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

(614) 505-6115

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCHT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K filed by Birchtech Corp. (the “Company”) on May 6, 2026 (the “Original Form 8-K”), the Company appointed Michael Mioska as its Chief Financial Officer effective May 1, 2026.  The Company is filing this Amendment No. 1 (the “Amendment”) to the Original Form 8-K to provide information regarding the terms of Mr. Mioska’s compensation and engagement arrangements which had not been finalized at the time of filing of the Original Form 8-K.

Effective May 8, 2026, the Company finalized arrangements pursuant to which Mr. Mioska will provide services to the Company through an employer of record arrangement with Oyster HR Inc., a Canadian company. Pursuant to such arrangement, Mr. Mioska will be employed by Oyster HR Inc. and assigned to provide services to the Company on a full-time basis as Chief Financial Officer.

Mr. Mioska will be paid an annual base salary of $425,000 CAD (approximately $312,000 USD). The arrangement has an indefinite term and is subject to the applicable notice and termination provisions. Mr. Mioska will be eligible to receive discretionary cash bonuses annually during the course of his employment.

Except as expressly set forth herein, this Amendment does not amend the Original Form 8-K in any way and does not modify or update any other disclosures contained in the Original Form 8-K. This Amendment supplements the Original 8-K and should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: May 12, 2026	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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